Exhibit 10.18.4
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Third Amendment to Second Amended and Restated Credit Agreement (this “Third Amendment”) is executed effective as of June 22, 2007 (the “Effective Date”), by and among Trinity Industries, Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), and the financial institutions parties hereto as Lenders (individually an “Executing Lender” and collectively the “Executing Lenders”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 20, 2005 as amended by that certain (i) First Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 2006 and (ii) Second Amendment to Second Amended and Restated Credit Agreement dated as of June 21, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and
     WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and
     WHEREAS, subject to the terms and conditions herein contained, the Executing Lenders have agreed to the Borrower’s request.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Executing Lender hereby agree as follows:
     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the Effective Date, in the manner provided in this Section 1.
                    1.1 Additional Definitions. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of “Senior Leverage Ratio,” “Subordinated Debt,” “Subordinated Debt Documents,” “Third Amendment” and “Total Senior Debt” which shall read in full as follows:

          “Senior Leverage Ratio” means for any day, the ratio of (a) Total Senior Debt of the Borrower and its Subsidiaries on a consolidated basis as of the date of determination to (b) EBITDA for the Rolling Period ending on the most recent Quarterly Date as of the date of determination, excluding EBITDA derived from the assets pledged to (i) the TILC Conduit Indebtedness and (ii) the ETC Indebtedness, calculated on a pro forma basis. For purposes of calculating the Senior Leverage Ratio for any period, and provided no Revolving Loans are then outstanding, the Borrower shall be permitted to net any unrestricted cash then available as provided and set forth in the Borrower’s consolidated balance sheet for such period against Total Senior Debt of the Borrower then outstanding.
          “Subordinated Debt” means all Indebtedness of the Borrower or any of its Subsidiaries that is permitted hereunder and is contractually subordinated to the Lender Indebtedness on terms and conditions reasonably satisfactory to the Administrative Agent.
          “Subordinated Debt Documents” means all agreements, documents or instruments executed and delivered by the Borrower or any of its Subsidiaries in connection with, or pursuant to, the issuance or incurrence of Subordinated Debt.
          “Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 22, 2007, among the Borrower, the Administrative Agent and the Executing Lenders defined therein.
          “Total Senior Debt” means, as of any date and for any period, Total Debt of the Borrower and its Subsidiaries for such period, excluding Subordinated Debt as of such date and for such period.
          1.2 Amendments to Definitions. The definitions of “Loan Documents,” “Permitted Acquisition,” “Permitted Investments” and “Restricted Payment” set forth in Section 1.01 of the Credit Agreement are amended to read in full as follows:
          “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Subsidiary Guaranties, the Letters of Credit, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement, the Loans or the Lender Indebtedness entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.
          “Permitted Acquisition” means (a) in the event that after giving effect to any acquisition, the Leverage Ratio (as calculated pursuant to clause (b) of the definition thereof), on a pro forma basis, is less than 2.75 to 1.00, any acquisition by the Borrower or its Material Subsidiaries of the voting securities or other equity interests, or all or any portion of the assets of any Person, but only so long as no Default shall have occurred and be continuing at the time of (or would result from) such acquisition, or (b) in the event that after giving effect to any acquisition, the Leverage Ratio (as calculated pursuant to clause (b) of the definition thereof), on a pro forma basis, is equal to or greater than 2.75 to 1.00, any acquisition by the Borrower or its Material Subsidiaries of the voting securities or other equity interests, or all or substantially all of the assets, of any Person (or any division or product line of such Person), but only so long as (i) no Default shall have occurred and be continuing at the time of (or would result from) such acquisition and (ii) the cash Dollar Amount for all such acquisitions permitted under this clause (b) does not exceed in the aggregate, during any Fiscal Year of the Borrower, $100,000,000.
          “Permitted Investments” means:
     (a) obligations issued or directly and fully guaranteed or insured by the government of the United States of America (or by any agency or instrumentality thereof), in each case maturing within one year from the date of acquisition thereof;
     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;
     (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;
     (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s, and (iii) have portfolio assets of at least $5,000,000,000;
     (f) money market funds of a Lender and/or its affiliates;
     (g) investments in auction rate securities with a rating of AAA or higher and a maximum maturity of one year, for which the reset date will be used to determine the maturity date; and
     (h) investments (in addition to those contemplated by clauses (a), (b), (c), (d), (e), (f) and (g) of this definition, but expressly excluding any repurchase of the stock or other securities of the Borrower) measured at cost on a cumulative basis from and after the date of this Agreement (i) in the event that after giving effect to any investment, the Leverage Ratio (as calculated pursuant to clause (b) of the definition thereof), on a pro forma basis, is less than 2.75 to 1.00, any investment, but only so long as no Default shall have occurred and be continuing at the time of (or would result from) such investment, or (ii) in the event that after giving effect to any investment, the Leverage Ratio (as calculated pursuant to clause (b) of the definition thereof), on a pro forma basis, is equal to or greater than 2.75 to 1.00, investments not exceeding, at any time, the greater of (A) $50,000,000 or (B) 2.5% of the Borrower’s consolidated current assets as determined in accordance with GAAP.
          “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property (other than the capital stock of the Borrower and each Subsidiary)) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property (other than the capital stock of the Borrower and each Subsidiary)), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.
          1.3 Amendment to Indebtedness Covenant. Section 7.01 of the Credit Agreement is amended to add a new clause (l) thereto to read in full as follows:
  “(1) Indebtedness existing in connection with Hedging Agreements, provided such Hedging Agreements are in compliance with Section 7.05.”
          1.4 Amendment to Investments Covenant. Section 7.04 of the Credit Agreement is amended to read in full as follows:
     “SECTION 7.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (other than securities exercisable or convertible into, or exchangeable for, the capital stock of the Borrower and each Subsidiary), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:
     (a) Permitted Investments;
     (b) investments by the Borrower in the capital stock of its Subsidiaries, and investments by such Subsidiaries in the capital stock of their respective subsidiaries;
     (c) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary;
     (d) Guarantees constituting Indebtedness permitted by Section 7.01;
     (e) Permitted Acquisitions; and
     (f) Hedging Agreements permitted by Section 7.05.”

          1.5 Amendment to Restricted Payments Covenant. Section 7.06 of the Credit Agreement is amended to read in full as follows:
     “SECTION 7.06 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, including, without limitation, pursuant to any severance packages for management or employees of the Borrower and its Subsidiaries and approved by the Board of Directors of the Borrower, (d) provided that after giving effect to any payment, the Leverage Ratio (as calculated pursuant to clause (b) of the definition thereof), on a pro forma basis, is (i) less than 2.75 to 1.00, the Borrower may declare and pay dividends, but only so long as no Default shall have occurred and be continuing at the time of (or would result from) such payment, and (ii) equal to or greater than 2.75 to 1.00, the Borrower may, for each Fiscal Year, declare and pay dividends in an aggregate amount equal to the greater of (A) $30,000,000, or (B) 50% of the Borrower’s consolidated net income (determined in accordance with GAAP) for such Fiscal Year, but only so long as no Default shall have occurred and be continuing at the time of (or would result from) such payment, (e) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire its capital stock or other Equity of such Person with the proceeds received from the substantially concurrent issuance of capital stock or other Equity of such Person, and (f) provided that after giving effect to any Restricted Payment, the Leverage Ratio (as calculated pursuant to clause (b) of the definition thereof), on a pro forma basis, is (i) less than 2.75 to 1.00, the Borrower may make Restricted Payments, but only so long as no Default shall have occurred and be continuing at the time of (or would result from) such Restricted Payment, and (ii) equal to or greater than 2.75 to 1.00, the Borrower may make Restricted Payments, but only so long as (A) no Default shall have occurred and be continuing at the time of (or would result from) such Restricted Payment, and (B) the cash Dollar Amount of all such Restricted Payments permitted under this clause (ii) does not exceed in the aggregate, during any Fiscal Year of the Borrower, $25,000,000.”
          1.6 Amendments to Financial Covenants. Section 7.09 of the Credit Agreement is amended as follows:
(a) Section 7.09(b) of the Credit Agreement is amended to read in full as follows:

     “(b) The Borrower will not permit the Leverage Ratio to be greater than 3.75 to 1.00 at any time.”
     (b) Section 7.09 of the Credit Agreement is further amended to add a new clause (e) thereto to read in full as follows:
     “(e) The Borrower will not permit the Senior Leverage Ratio to be greater than 2.75 to 1.00 at any time.”
          1.7 Amendment to Modification of Debt Documents Covenant. Section 7.11 of the Credit Agreement is amended to read in full as follows:
     “SECTION 7.11 Modifications to Debt Documents; Payment Restrictions. The Borrower will not, and will not permit any of its Subsidiaries to,
     (a) amend, modify, or waive any covenant contained in any of the Senior Unsecured Debt Documents or Subordinated Debt Documents if the effect of such amendment, modification, or waiver would be to make the terms of any such Senior Unsecured Debt Document or Subordinated Debt Document materially more onerous to the Borrower or any of its Subsidiaries; or
     (b) amend, modify, or waive any provision of the Senior Unsecured Debt Documents or Subordinated Debt Documents if the effect of such amendment, modification or waiver (i) subjects the Borrower or any of its Subsidiaries to any additional material obligation, (ii) increases the principal of or rate of interest on any Senior Unsecured Note or Subordinated Debt, (iii) accelerates the date fixed for any payment of principal or interest on any Senior Unsecured Note or Subordinated Debt, or (iv) would change the percentage of holders of such Senior Unsecured Notes or Subordinated Debt required for any such amendment, modification, or waiver from the percentage required on the Effective Date.”
     Section 2. Effectiveness of Amendment. This Third Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders, and each of the following conditions to the effectiveness hereof have been satisfied:
       (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Effective Date as if made on the Effective Date, except for such representations and warranties limited by their terms to a specific date;

     (b) after giving effect to this Third Amendment, no Default or Event of Default shall exist;
     (c) all proceedings taken in connection with the transactions contemplated by this Third Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its counsel; and
     (d) upon execution of this Third Amendment by the Required Lenders, the Borrower shall have paid to the Administrative Agent, for the benefit of the Executing Lenders, a fee in the amount of $5,000 for each Executing Lender.
     Section 3. Representations and Warranties of the Borrower. To induce the Executing Lenders and the Administrative Agent to enter into this Third Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
          3.1 Reaffirmation of Representations and Warranties. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof after giving effect to the amendments set forth in Section 1 hereof.
          3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Third Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances.
          3.3 Validity and Binding Effect. This Third Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          3.4 No Defenses. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.
          3.5 Absence of Defaults. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.
     Section 4. Miscellaneous.
          4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.
          4.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
          4.3 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles or other electronic communications (e.g., pdf) shall be effective as originals.
          4.4 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
          4.5 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages Follow]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

TRINITY INDUSTRIES, INC.

By:	/s/ James E. Perry
Name:	James E. Perry

Title:	Vice President and Treasurer

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Brian McDougal
Name:	Brian McDougal

Title:	Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

Amegy Bank National Association		,

as a Lender

By:	/s/ Melinda N. Jackson
Name:	Melinda N. Jackson

Title:	Senior Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

Bank of America, N.A., as a Lender

By:	/s/ Allison W. Connally
Name:	Allison W. Connally

Title:	Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

DRESDNER BANK AG, ACTING THROUGH ITS LENDING OFFICE DRESDNER BANK AG, NEW YORK BRANCH

By:	/s/ Brian Smith
Name:	Brian Smith

Title:	Managing Director

By:	/s/ Mark McGuigan
Name:	Mark McGuigan

Title:	Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

Wachovia Bank, National Association,
as a Lender

By:	/s/ James Travagline
Name:	James Travagline

Title:	Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

Bank of Texas,
as a Lender

By:	/s/ Bianca A. Gulberti
Name:	Bianca A. Gulberti

Title:	Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

The Royal Bank of Scotland plc,
as a Lender

By:	/s/ William McGinty
Name:	William McGinty

Title:	Senior Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ Karl Studer
Name:	Karl Studer

Title:	Director

By:	/s/ Petra Jaek
Name:	Petra Jaek

Title:	Assistant Vice President

[Signature Page]

SIGNATURE PAGE
TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
BY AND AMONG
TRINITY INDUSTRIES, INC.
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

Lloyds TSB Bank plc

By:	/s/ Mario Del Duce
Name:	Mario Del Duce

Title:	Associate Director
Corporate Banking USA D029

By:	/s/ Windsor R. Davies
Name:	Windsor R. Davies

Title:	Managing Director
Corporate Banking USA D061

[Signature Page]